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                                                                 EXHIBIT 10(u)

                FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

     THIS FOURTH AMENDMENT dated as of May 9, 1997 to the Revolving Credit Agreement dated as of July 1, 1994, as amended by the First Amendment to Revolving Credit Agreement dated as of December 30, 1994, the Second Amendment to Revolving Credit Agreement dated as of March 31, 1995 and the Third Amendment to Revolving Credit Agreement dated as of May 15, 1996 (collectively, the "Agreement") between INTERNATIONAL RECTIFIER CORPORATION (the "Borrower") and WELLS FARGO BANK, N.A. ("Wells Fargo") WITNESS the following:

     WHEREAS the Borrower has requested that Wells Fargo amend the Agreement to modify certain covenants and restrictions for a temporary period; and

     WHEREAS Wells Fargo is willing to approve such modifications of these covenants and restrictions for a temporary period;

     NOW, THEREFORE, Wells Fargo and the Borrower agree as follows:

     1. FINANCIAL CONDITION. Wells Fargo and the Borrower agree that the definition of "Consolidated Operating Loss" contained in Section 1.01(f) shall be amended. To that end, the following language is added at the end of the definition of "Consolidated Operating Loss" in Section 1.01 (f):

               "For purposes of this definition, the definition of "Consolidated Operating Loss", as defined under GAAP, shall be modified to exclude a one-time charge of up to $80 million for restructuring and asset impairment charges contemplated by the Borrower in its Fiscal Year ended June 30, 1997. Such charges shall include associated inventory write-downs of up to $5 million."

     2. FINANCIAL CONDITION. Wells Fargo and the Borrower agree that the ratio of "consolidated Debt to consolidated Effective Tangible Net Worth" contained in Section 6.18(b) shall be amended. To that end, Section 6.18(b) is hereby modified to delete the ratio of .90 to 1, and to insert in its place the following:

               "1.00 to 1 for the three months ended 6/30/97
                1.00 to 1 for the six months ended 12/31/97
                 .95 to 1 for the six months ended  6/30/98
                 .90 to 1 for the remainder of the Agreement."

     3. FINANCIAL CONDITION. Wells Fargo and the Borrower agree that the following language is added to Section 6.18(d):

               "For purposes of this covenant, the definition of net income, as defined under GAAP, shall be modified to exclude a one-


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               time charge of up to $60 million for non-cash restructuring and asset impairment charges contemplated by the Borrower in its Fiscal Year ended June 30, 1997."

     4. REPRESENTATIONS AND WARRANTIES. In order to induce Wells Fargo to enter into this Fourth Amendment and to modify the Agreement in the manner provided in this Fourth Amendment, the Borrower hereby warrants that (i) the representations and warranties contained in Section 5 of the Agreement are true and correct on the date of this Fourth Amendment, and (ii) no Event of Default, as specified in Section 7 of the Agreement and, except as disclosed by the Borrower to its domestic banks on May 2, 1997, no event which with notice or lapse of time or both would become such an Event of Default, has occurred and is continuing on the date of the Fourth Amendment.

     5. AGREEMENT OTHERWISE UNALTERED. Except as expressly modified by this Fourth Amendment, the Agreement shall continue to be and shall remain in full force and effect.

    IN WITNESS WHEREOF, Wells Fargo and the Borrower by their respective duly authorized officers or representatives have caused this Fourth Amendment to be duly executed as of the day and year first written above.

                                         INTERNATIONAL RECTIFIER CORPORATION

                                         By: /s/ Michael P. McGee
                                            --------------------------------

                                         Title:
                                               -----------------------------


                                         WELLS FARGO BANK, N.A.

                                         By: /s/ Edith R. Lim
                                            --------------------------------
                                                 Edith R. Lim

                                         Title:  Vice President
                                               -----------------------------


                                         By: /s/ David B. Hollingsworth
                                            --------------------------------
                                                David B. Hollingsworth

                                         Title:  Vice President
                                               -----------------------------


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